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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 24, 2004
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                        WARWICK VALLEY TELEPHONE COMPANY
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               (Exact Name of Registrant as Specified in Charter)


          NEW YORK                      0-11174                   14-1160510
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(State or Other Jurisdiction          (Commission               (IRS employer
     of Incorporation)                File Number)           Identification No.)


    47 MAIN STREET, WARWICK, NEW YORK                                  10990
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(Address of principal executive offices)                             (Zip Code)


        Registrant's telephone number, including area code (845) 986-8080
                                                           ----------------



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          (Former name or former address, if changed since last report)




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Item 8.01. Other Events

           Warwick Valley Telephone Company (the "Company") has issued a press release announcing the filing of its Quarterly Report on Form 10-Q for the period ended June 30, 2004, filed here within Exhibit 99.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WARWICK VALLEY TELEPHONE COMPANY

Dated: August 24,  2004                     By:  /s/  Herbert Gareiss, Jr.
                                                 -------------------------
                                            Name:     Herbert Gareiss, Jr.
                                            Title:    President, Chief
                                                      Executive Officer